SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 22, 2004

                              Compuware Corporation
             (Exact name of registrant as specified in its charter)

                                    Michigan
                 (State or other jurisdiction of incorporation)

        000-20900                                         38-2007430
(Commission File Number)                       (IRS Employer Identification No.)

                      One Campus Martius, Detroit, MI 48226
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: (313)227-7300

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 9: Regulation FD Disclosure.

      On January 22, 2004, Compuware Corporation issued a press release announcing its financial results for the fiscal year ended December 31, 2003 and certain other information. A copy of the press release is furnished herewith as
Exhibit 99.1.

      A transcript of the conference call held on January 22, 2004 is furnished with this Report as Exhibit 99.2.

      The information furnished in this Item 9 (which is being furnished under Item 12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 12. Results of Operations and Financial Condition.

      See Item 9.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 22, 2004                                       COMPUWARE CORPORATION

                                                    By: /s/ Laura L. Fournier
                                                    ----------------------------

                                                    Laura L. Fournier
                                                    Senior Vice President
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

Number                        Description

99.1         Press Release, dated January 22, 2004

99.2         Transcript of conference call held on January 22, 2004